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                                                                    EXHIBIT 99.2


                              REDFED BANCORP INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 1, 1998

  Revoking all prior proxies, the undersigned, a stockholder of REDFED BANCORP INC. (the "Company"), hereby appoints Stanley C. Weisser, Robert G. Wiens, Douglas R. McAdam, and William T. Hardy, Jr., and each of them, attorneys and agents of the undersigned, with full power of substitution, to vote all shares of the Common Stock, par value $.01 per share ("Common Stock"), of the undersigned of the Company at the Annual Meeting of Stockholders of the Company to be held at the Company's offices located at 300 East State Street, Redlands, California 92373 on June 1, 1998 at 10:00 a.m., local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated on the reverse. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company called for the date indicated herein and the Proxy Statement/Prospectus (the "Proxy Statement/Prospectus") relating to such meeting prior to the signing of this Proxy.

  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS AND FOR APPROVAL OF THE MERGER AGREEMENT AND CONSUMMATION OF THE MERGER.

                 IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE

                        PLEASE DATE, SIGN AND MAIL YOUR
                     PROXY CARD BACK AS SOON AS POSSIBLE!
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X  PLEASE MARK YOUR
   VOTES AS IN THIS
   EXAMPLE.


                                 FOR all        WITHHOLD
1. Election of                   nominees       AUTHORITY
   Directors:                      [_]             [_]


NOMINEES: Ms. Anne Bacon and
          Messrs. John D. McAlearney
          and William C. Buster Jr.


INSTRUCTIONS: For all nominees listed, except votes withheld from the following nominees:

----------------

NOTE: If the Merger Agreement (as defined below) and the transactions contemplated thereby shall be approved by the stockholders of the Company, the Company's Board of Directors will serve until the consummation of the transactions contemplated by the Merger Agreement (as described in the Company's Proxy Statement/Prospectus dated May 1, 1998), at which time the separate corporate existence of the Company will cease to exist and consequently the Company's Board of Directors will be simultaneously dissolved by operation of law.

2. To approve the Agreement and Plan of             FOR   AGAINST  ABSTAIN
   Merger, dated as of November 30, 1997            [_]     [_]     [_]
   by and between the Company and Golden
   State Bancorp Inc. (the "Merger
   Agreement"), and the consummation of
   the transactions contemplated thereby,
   all as described in the Company's
   Proxy Statement/Prospectus dated
   May 1, 1998.


PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature                                       Date
         ----------------------------------          -------------------------

Signature                                       Date
         ----------------------------------          -------------------------
             Signature if held jointly

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY
      JOINT TENANTS, ALL SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.